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EXHIBIT 21.  LIST OF SUBSIDIARIES AND PARTNERSHIPS OF THE REGISTRANT.


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     SUBSIDIARY                         STATE OR COUNTRY OF INCORPORATION ORGANIZATION
     ----------                         ----------------------------------------------

                                                               100% OWNED ENTITIES
   CLAYTON HOMES, INC.                                         DELAWARE
   CMH MANUFACTURING, INC. (2)                                 TENNESSEE
   CMH HOMES, INC. (2)                                         TENNESSEE
   VANDERBILT MORTGAGE & FINANCE, INC. (3)                     TENNESSEE
   CLAYTON-VANDERBILT, INC. (2)                                ARIZONA
   VANDERBILT PROPERTY AND CASUALTY INSURANCE CO., LTD (2)     BRITISH VIRGIN ISLANDS
   CMH INSURANCE AGENCY, INC. (2)                              TENNESSEE
   CABS, INC. (4)                                              TENNESSEE
   CMH PARKS, INC. (2)                                         TENNESSEE
   CMH CAPITAL, INC. (1)                                       DELAWARE
   VANDERBILT SPC, INC. (4)                                    DELAWARE
   CMH SERVICES, INC. (1)                                      TENNESSEE
   CMH OF KY, INC. (5)                                         KENTUCKY

                                                               50% TO 99% OWNED ENTITIES

   CLAYTON'S - TULLAHOMA, INC. (2)                             TENNESSEE
   VANDERBILT LIFE AND CASUALTY INSURANCE CO., LTD  (2)        BRITISH VIRGIN ISLANDS
   EASTERN STATES LIFE INSURANCE CO., INC. (2)                 TURKS & CAICOS ISLANDS
   MIDLAND STATES LIFE CO., INC. (2)                           TURKS & CAICOS ISLANDS

   (1) OWNED BY CLAYTON HOMES, INC.
   (2) OWNED BY CMH CAPITAL, INC.
   (3) OWNED BY CMH SERVICES, INC.
   (4) OWNED BY VANDERBILT MORTGAGE & FINANCE, INC.
   (5) OWNED BY CMH HOMES, INC. AND BY CMH INSURANCE AGENCY, INC.


     PARTNERSHIP
     -----------
                                                               50% TO 99% OWNED ENTITIES

   BLEVINS PARTNERSHIP                                         TENNESSEE
   CLAYTON-CAMBRIDGE, J/V                                      TENNESSEE
   REDWOOD PARTNERS LIMITED                                    COLORADO
   PINE LAKE WEST ASSOCIATES LIMITED PARTNERSHIP               GEORGIA
   SOUTHGATE MOBILE HOME PARK                                  TENNESSEE
   CMH MANAGEMENT, LP                                          TENNESSEE
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